Exhibit 10.42
EXECUTION VERSION

PAYOFF AND TERMINATION AGREEMENT
THIS PAYOFF AND TERMINATION AGREEMENT, dated as of July 22, 2016 (this “Payoff and Termination”), is entered into by and among COFINA FUNDING, LLC (“Cofina”), CHS INC. (“CHS”), CHS CAPITAL, LLC (f/k/a Cofina Financial, LLC) (“CHS Capital”), NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V. (“Nieuw Amsterdam”), COÖPERATIEVE RABOBANK U.A. (“Rabobank”), VICTORY RECEIVABLES CORPORATION (“Victory”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”) and U.S. BANK NATIONAL ASSOCIATION (“USB”), as trustee (in such capacity, the “Trustee”) and as custodian (in such capacity, the “Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Indenture (as defined below).
R E C I T A L S
WHEREAS, the Cofina and the Trustee have entered into that certain Amended and Restated Base Indenture, dated as of December 23, 2010 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2008-A Supplement, dated as of November 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “2008 Series Supplement”), and as further supplemented by the Series 2010-A Supplement, dated as of December 23, 2010, (as amended, supplemented or otherwise modified from time to time, the “2010 Series Supplement”, and together with the Base Indenture and the 2008 Series Supplement, the “Indenture”);
WHEREAS, in accordance with the Indenture, Cofina, Victory, BTMU and the other purchasers from time to time party thereto have entered into that certain Note Purchase Agreement, dated as of November 21, 2008 (as amended, supplemented or otherwise modified from time to time the “2008 NPA”), pursuant to which BTMU, on behalf of Victory and the other purchasers, purchased Notes from Cofina;
WHEREAS, in accordance with the Indenture, Cofina, Nieuw Amsterdam, Rabobank and the other purchasers from time to time party thereto have entered into that certain Note Purchase Agreement, dated as of December 23, 2010 (as amended, supplemented or otherwise modified from time to time the “2010 NPA” and together with the 2008 NPA, the “NPAs”), pursuant to which Rabobank, on behalf of Nieuw Amsterdam and the other purchasers, purchased Notes from Cofina;
WHEREAS, in accordance with the Indenture, Cofina, the Custodian and the Trustee have entered into that certain Custodian Agreement, dated as of August 10, 2005 (the “Custodian Agreement”), pursuant to which USB agreed to act as Custodian;
WHEREAS, in accordance with the Indenture, Cofina, the Trustee and CHS Capital have entered into that certain Servicing Agreement, dated as of August 10, 2005 (the “Servicing Agreement”), pursuant to which CHS Capital agreed to act as Servicer;
WHEREAS, in accordance with the Indenture, Cofina and CHS Capital have entered into that certain Purchase and Sale Agreement, dated as of August 10, 2005 (the “CHS Capital PSA”), pursuant to which Cofina agreed to purchase Receivables from CHS Capital;

WHEREAS, in accordance with the Indenture, CHS and CHS Capital have entered into that certain Purchase and Sale Agreement, dated as of February 9, 2006 (the “CHS PSA” and, together with the CHS Capital PSA, the “PSAs”) pursuant to which CHS Capital agreed to purchase Receivables from CHS; and
WHEREAS, the parties hereto desire to terminate the Indenture, the NPAs, the Custodian Agreement, the Servicing Agreement, the PSAs and certain related Transaction Documents as of the date hereof;
NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. TERMINATION.
Notwithstanding anything to the contrary in the Transaction Documents, each of the parties hereto agrees that, upon the payment to (a) each of BTMU and Rabobank of an amount equal to the amounts specified on Schedule I hereto (the “Noteholder Payoff Amount”), (b) the Custodian of an amount equal to the amount specified on Schedule I hereto (the “Custodian Payoff Amount”), (c) the Trustee of an amount equal to the amount specified on Schedule I hereto (the “Trustee Payoff Amount”) and (d) CHS Capital of an amount equal to the amount specified on Schedule I hereto (the “Servicer Payoff Amount” and, together with the Noteholder Payoff Amount, the Custodian Payoff Amount and the Trustee Payoff Amount, the “Payoff Amount”) in each case, by 1:00 p.m. New York City time on July 22, 2016 (the “Payoff Time”), such Payoff Amount representing the sum of all Issuer Obligations, Collateral Interests, if any, and other Indebtedness of Cofina (other than unmatured contingent indemnification obligations) then outstanding under the Indenture and all other Transaction Documents and payable to the parties identified on Schedule I (including Interest Payments, all Accrued Facility Costs, all Note Interest, all Additional Amounts (as defined in the NPAs) and interest thereon through July 22, 2016, all accrued and unpaid costs and expenses of BTMU, Victory, Nieuw Amsterdam, Rabobank, the Custodian, the Trustee and CHS Capital, and other amounts due or to become due by Cofina to BTMU, Victory, Nieuw Amsterdam, Rabobank, the Custodian, the Trustee and CHS Capital, each Hedge Counterparty, each Affected Party (as defined in the NPAs), each Indemnified Party (as defined in the NPAs), the Interest Rate Hedge Providers, each Enhancement Providers and the Secured Parties under the Indenture and/or any other Transaction Documents), (i) the Indenture, the NPAs and all other Transaction Documents set forth on Schedule II hereto shall be terminated and of no further force and effect, except, in each case, for those provisions which survive by their terms (such as indemnifications, expense reimbursement provisions and non-petition covenants), (ii) the Trustee or its designee is hereby authorized to terminate any lockbox account control agreement or other account control agreement then in effect and (iii) all right, title, interest, security interest and liens held by the Trustee for the benefit of the Noteholders and any other Secured Party under the Indenture and the other Transaction Documents on the Trust Estate shall automatically and forever be released without any further action by Cofina (and Cofina or its designee is hereby authorized to file any UCC termination statement reflecting such release). The parties hereto agree, at the cost and expense of Cofina, to execute and deliver all documents and agreements requested by Cofina to memorialize and give effect to such release, and that the Trustee and the Custodian will promptly deliver to Cofina or Cofina’s designee all possessory collateral held by it.

For the avoidance of doubt, upon payment of the Payoff Amount in accordance with this Section 1, the Indenture Termination Date shall be deemed to have occurred.
SECTION 2.     RELEASES.
Cofina hereby (a) absolutely, fully, unconditionally, and irrevocably, releases, relieves, absolves, acquits, and discharges, the Trustee, the Custodian and the Secured Parties and their respective affiliates and subsidiaries and their respective officers, directors, employees, shareholders, agents and representatives as well as their respective successors and assigns (collectively the “Released Parties”) from any and all claims, obligations, rights, actions causes of action, suits, judgments, damages, debts, settlements, liabilities and demands of whatever kind and nature, whether known or unknown, whether foreseen or unforeseen, which Cofina ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Transaction Documents and (b) acknowledges that the Released Parties have no further obligations or liabilities to Cofina.
SECTION 3.     CONDITIONS TO EFFECTIVENESS.
The effectiveness of this Payoff and Termination is subject to the receipt by the Trustee of (a) executed counterparts of this Payoff and Termination, which collectively shall have been duly executed on behalf of each of the parties hereto and acknowledged and agreed to by each of the parties hereto and (b) confirmation by the Noteholders, the Trustee, the Custodian and CHS Capital of the Payoff Amount by the Payoff Time in immediately available funds.
SECTION 4.     MISCELLANEOUS.
(a)    This Payoff and Termination may be executed in any number of counterparts (including by facsimile or .pdf delivered electronically), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b)    The descriptive headings of the various sections of this Payoff and Termination are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)    Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(d)    This Payoff and Termination represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties.
(e)    THIS PAYOFF AND TERMINATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PAYOFF AND TERMINATION SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY

CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(f)    Cofina hereby authorizes and directs USB to retain all Custodial Files (as defined in the Custodian Agreement) in its possession and to hold such Custodial Files in its capacity as Custodian pursuant to the terms of that certain Custodian Agreement, dated as of July 22, 2016, by and among Cofina, The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch and the USB, as the Custodian.
(g)    Upon receipt of the Payoff Amounts, the parties hereto hereby authorize and direct the Trustee to remit any remaining amounts in the Spread Maintenance Account and the Collection Account to CHS Capital.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Payoff and Termination Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COFINA FUNDING, LLC, as Issuer
By: ___________________________ Name: Title:

[Signatures Continue on the Following Page]

[Signature Page to Cofina Payoff and Termination Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as a Conduit Purchaser
By: ___________________________________ Name: Title:

By: ___________________________________ Name: Title:

COÖPERATIEVE RABOBANK U.A., as a Committed Purchaser and Funding Agent
By: ___________________________________ Name: Title:
By: ___________________________________ Name: Title:

[Signatures Continue on the Following Page]

[Signature Page to Cofina Payoff and Termination Agreement]

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By: ___________________________________ Name: Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser and Funding Agent
By: ___________________________________ Name: Title:

[Signature Page to Cofina Payoff and Termination Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: ___________________________________ Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as Custodian
By: ___________________________________ Name: Title:

[Signature Page to Cofina Payoff and Termination Agreement]

ACKNOWLEDGED AND AGREED:
CHS CAPITAL, LLC

By:
Name:
Title:

CHS INC.

By:
Name:
Title:

[Signature Page to Cofina Payoff and Termination Agreement]

SCHEDULE I TO
PAYOFF AND TERMINATION AGREEMENT

PAYOFF AMOUNTS
a. Noteholder Payoff Amount

Party	Amount
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$108,114,103.04
Coöperatieve Rabobank U.A.	$81,082,137.62

b. Custodian Payoff Amount

Party	Amount
U.S. Bank National Association	$300.48

c. Trustee Payoff Amount

Party	Amount
U.S. Bank National Association	$0

d. Servicer Payoff Amount

Party	Amount
CHS Capital, LLC	$0

SCHEDULE II TO
PAYOFF AND TERMINATION AGREEMENT

TERMINATED DOCUMENTS
1. Indenture
2. 2008 NPA
3. 2010 NPA
4. CHS Capital PSA
5. CHS PSA
6. Custodian Agreement
7. Servicing Agreement
8. Purchase and Contribution Agreement, dated as of August 10, 2005, by and among CHS Capital and CHS, as successor to Cenex Finance Association, Inc.
9. Series 2008-A Note in favor of BTMU, dated as of November 21, 2008
10. Series 2010-A Note in favor of Rabobank, dated as of December 23, 2010